UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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SMTC CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SMTC CORPORATION

635 HOOD ROAD

MARKHAM, ONTARIO

CANADA L3R 4N6

April 18, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation to be held at The Fairmont Royal York, located at 100 Front Street West, Toronto, Ontario, Canada M5J 1E3 on Monday, May 15, 2006, at 11:00 a.m., Eastern Daylight Time.

Details of the business to be conducted at the Annual Meeting are given in the attached proxy statement and Notice of Annual Meeting of Stockholders. You should read with care the proxy statement that describes the proposed nominees for director, and presents other important information about the proposal.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-prepaid envelope. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

John E. Caldwell
President and
Chief Executive Officer
SMTC Corporation

SMTC CORPORATION

635 HOOD ROAD

MARKHAM, ONTARIO

CANADA L3R 4N6

NOTICE OF 2006 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD MAY 15, 2006

The Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation, a Delaware corporation (the “Company”), will be held at The Fairmont Royal York, located at 100 Front Street West, Toronto, Ontario, Canada M5J 1E3 on Monday, May 15, 2006, at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1. To elect two Class III directors to serve until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified in accordance with the by-laws of the Company.

2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement which is attached and made a part hereof.

The Board of Directors has fixed the close of business on March 22, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Linda Millage
Secretary

Markham, Ontario

April 18, 2006

SMTC CORPORATION

635 HOOD ROAD

MARKHAM, ONTARIO

CANADA L3R 4N6

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

General Information

The Board of Directors of SMTC Corporation, a Delaware corporation (the “Company”), is soliciting the enclosed proxy form from our stockholders. The proxy will be used at our 2006 Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Daylight Time, on Monday, May 15, 2006, at The Fairmont Royal York, located at 100 Front Street West, Toronto, Ontario, Canada M5J 1E3.

This Proxy Statement contains important information regarding our annual meeting. Specifically, it identifies the proposal on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in this proxy statement. We refer to our company as “SMTC” or the “Company.” We call our board of directors the “Board.” References to “fiscal 2005” mean our 2005 fiscal year, which began on January 1, 2005 and ended on December 31, 2005.

This Proxy Statement and the accompanying proxy are being sent by mail to common stockholders, the trustee for the special voting share and holders of exchangeable shares on or about April 18, 2006. The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs.

The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners, including beneficial owners of exchangeable shares subject to and in accordance with the provisions of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

Who May Attend And Vote?

Each holder of the Company’s common stock, par value $.01 per share (“Common Stock”), is entitled to one vote for each share of Common Stock owned as of the record date, and CIBC Mellon Trust Company (the “Trustee”), the holder of the Company’s special voting share (the “Special Voting Share”), is entitled to one vote for each exchangeable share (an “Exchangeable Share”) of SMTC Manufacturing Corporation of Canada (“SMTC Canada”), a subsidiary of the Company, outstanding as of the record date, March 22, 2006 (other than Exchangeable Shares owned by the Company and its subsidiaries). Holders of Common Stock and the Special Voting Share are collectively referred to as “Stockholders.” Votes cast with respect to Exchangeable Shares will be voted through the Special Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders request to vote directly in person as proxy for the Trustee at the Annual Meeting. On the record date, 12,932,976 shares of our Common Stock were issued and outstanding, one share of the Company’s Special Voting Stock was issued and outstanding and 1,708,356 Exchangeable Shares of SMTC Canada were issued and outstanding (excluding Exchangeable Shares owned by the Company and its subsidiaries, which are not voted). Each Exchangeable Share is exchangeable at any time, at the option of its holder, for one share of Common Stock.

At least ten days before the 2006 Annual Meeting of Stockholders, SMTC will make a complete list of the Stockholders entitled to vote at the Annual Meeting open to the examination of any Stockholder for any purpose germane to the Annual Meeting at its principal executive offices at 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The list will also be made available to Stockholders present at the Annual Meeting.

How Do I Vote?

As a Stockholder, you have the right to vote on certain business matters affecting the Company. The proposal that will be presented at the Annual Meeting, and upon which you are being asked to vote, is discussed in the section of this proxy statement entitled “The Proposal.” Each share of SMTC Common Stock you own entitles you to one vote. The Trustee is entitled to one vote for each Exchangeable Share of SMTC Canada outstanding as of the record date (other than Exchangeable Shares owned by the Company and its subsidiaries). The enclosed proxy card indicates the number of shares you own.

By signing and returning the proxy card according to the enclosed instructions, you are enabling the individuals named on the proxy card to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. Your shares will be voted as you direct on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. In the absence of instructions on a properly executed proxy, proxies from holders of Common Stock will be voted FOR the Proposal.

Votes with respect to Exchangeable Shares represented by valid voting instructions received by the Trustee will be cast by the Trustee in accordance with those instructions. If a properly executed voting instruction card is not received by the Trustee from a holder of Exchangeable Shares, the votes to which such holder is entitled will not be exercised.

What Does the Board of Directors Recommend?

If you submit the proxy card but do not indicate your voting instructions, the persons named as proxies on your proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends that you vote FOR the two nominees for director identified in the Proposal.

What Vote Is Required For The Proposal?

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. For the election of directors, the two candidates receiving the greatest number of affirmative votes (a “plurality vote”) of the votes attached to shares of Common Stock and the Special Voting Share will be elected.

An automated system administered by the Company’s transfer agent will tabulate votes cast by proxy at the Annual Meeting, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

Shares represented by proxies that indicate an abstention or a “broker non-vote” will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence or absence of a quorum. A “broker non-vote” exists with respect to any shares represented at the Annual Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. With respect to the election of directors, requiring a plurality vote, broker non-votes and abstentions will have no effect.

May I Change My Vote After I Return My Proxy Card?

Yes. A proxy may be revoked by the Stockholder giving the proxy at any time before it is voted by written notice of revocation delivered to the Company prior to the meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Holders of Exchangeable Shares who wish to direct the Trustee to cast the votes attached to the Special Voting Share on their behalf should follow carefully the instructions provided by the Trustee, which accompany this Proxy Statement. The procedure for instructing the Trustee differs in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner for revoking the instructions.

THE PROPOSAL—ELECTION OF DIRECTORS

The number of directors on the Board is currently fixed at seven. The Company’s Certificate of Incorporation and By-laws divide the Company’s Board of Directors into three classes. The members of each class of directors serve staggered three year terms.

In February 2005, Ian Loring and Mark Benham both resigned from the Board of Directors.

The Board is currently composed of two Class I directors (Blair Hendrix and John Caldwell), two Class II directors (William Brock and Wayne McLeod) and two Class III directors (Stephen Adamson and Thomas Cowan), whose terms will expire upon the election and qualification of directors at the Annual Meeting of Stockholders held in 2007, 2008 and 2006, respectively. One Class III seat on the Board of Directors is currently vacant. At each Annual Meeting of Stockholders, directors will be elected for a full term of three years to succeed those directors whose terms are expiring.

At this Annual Meeting, the Stockholders will elect two Class III directors, each to serve a three year term until the 2009 Annual Meeting of Stockholders and until a qualified successor is elected and qualified or until the director’s earlier resignation or removal. The two directors whose terms of office expire at the 2006 Annual Meeting have been nominated for re-election to our Board of Directors. The Board has no reason to believe that any of the nominees named below will be unable or unwilling to serve as a director if elected. If, however, any nominee cannot or will not serve as a director, the persons named on your proxy card may vote for a substitute nominee designated by the Board.

Certain information about the Board nominees is furnished below.

Class III Director Nominees

Stephen Adamson has served as a director since July 1999. Mr. Adamson is Managing Partner of Celerity Partners, Inc., a private equity investment firm. Mr. Adamson has been with Celerity Partners, Inc. since July 1995. Mr. Adamson is also a director of Orion Defense Systems, Inc., ABC Laboratories, Inc., Streamline Circuits, Inc., Project Leadership Associates, Ortho Organizers, Inc., PC Helps Support, Inc. and TNR Entertainment Corp.

Thomas Cowan has served as a director since March 2003. Thomas Cowan has served as a director since March 2003. Mr. Cowan is currently CEO of Vecker Corporation. From January 2005 to December 2005 Mr. Cowan was Executive in Residence at RockRidge Capital Partners. From December 2001 to December 2004, Mr. Cowan was Chairman, President and CEO of OutlookSoft Corporation. From March 2000 to December 2001, Mr. Cowan served as Chairman and President of Vcommerce Corporation. Previously he served for over 20 years in various financial and general management positions at IBM Corporation. Mr. Cowan is currently Chairman of the Board of Visitors of Wake Forest University Graduate School of Management and serves on the Board of Directors of Cormont Inc.

The two nominees receiving the highest number of affirmative votes of the votes attached to the Common Stock and the Special Voting Share, voting together as a single class, represented and voting on the Proposal at the Annual Meeting, will be elected Class III directors of the Company to serve their respective terms or until their successors have been elected and duly qualified.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth our directors and executive officers, their ages as of March 31, 2006, the positions currently held by each person and their place of residence.

Name and Place of Residence	Age	Office
John Caldwell Toronto, Ontario	56	President and Chief Executive Officer and Director (1)(2)

Jane Todd Aurora, Ontario	43	Senior Vice President, Finance, and Chief Financial Officer (2)

Steven Hoffrogge Aurora, Ontario	40	Senior Vice President, Business Development

Don G. Simpson Newmarket, Ontario	43	Senior Vice President, Manufacturing and Engineering

Wayne McLeod Toronto, Ontario	66	Director and Chair of the Board (3)(5)

Stephen Adamson Los Angeles, California	49	Director (4)*

William Brock Toronto, Ontario	69	Director (1)(3)(4)(5)

Thomas Cowan Stamford, Connecticut	56	Director (5)*

Blair Hendrix Wellesley, Massachusetts	41	Director (1)(3)(4)

(1)	Also a member of the board of directors of SMTC Canada.
(2)	Also an officer of SMTC Canada.
(3)	Member of the Nominating and Governance Committee.
(4)	Member of the Compensation and Management Development Committee.
(5)	Member of the Audit Committee.
*	Biography appears above under “The Proposal.”

John Caldwell has served as a director since March 2003, as the President and Chief Executive Officer of SMTC since October 2003 and was Chair of the Board from March 2004 to August 2005. Previously, he was an independent consultant and corporate director, and from October 2002 to September 2003, he held positions in the Mosaic Group Inc. (a marketing services provider) as Chair of the Restructuring Committee of the Board; in Geac Computer Corporation Limited (a computer software company) as a consultant from December 2001 to October 2002 and as President and Chief Executive Officer from October 2000 to December 2001; and in CAE Inc. (a flight simulation and training services company) from January 1988 to October 1999, including President and Chief Executive Officer from June 1993 to October 1999 and Chief Financial Officer from 1988 to 1992. Mr. Caldwell also serves on the boards of directors of ATI Technologies Inc., Cognos Inc., Faro Technologies, Rothmans Inc. and Parmalat Dairy and Bakery Inc.

Jane Todd joined SMTC in July 2004 as Senior Vice President, Finance, and Chief Financial Officer. Ms. Todd brings leadership experience from both a technology and manufacturing background. Prior to joining SMTC, Ms. Todd worked for a spin-off of General Electric, Dell Canada, Beamscope and Abitibi-Consolidated.

Steven Hoffrogge joined SMTC in 2000 as part of the Company’s acquisition of Pensar Corporation and serves as our Senior Vice President, Business Development. Previous positions at the Company include Vice President, Business Programs Management and Senior Director, IBM Global Accounts. Prior to joining SMTC, Mr. Hoffrogge was employed at Pensar Corporation, a regional EMS provider, from 1993 to 2000 where he progressed through various positions to Director of Sales.

Don G. Simpson joined SMTC in 1998 and currently serves as our Senior Vice President, Manufacturing and Engineering. His previous positions with the Company include Vice President of Engineering Quality and New Customer Introduction and General Manager of Markham; Vice President of Engineering and Quality; Director of Engineering; Engineering Manager (San Jose); and Corporate Engineering Manager. Prior to joining SMTC he worked for 9 years with Aironet Wireless Communications developing wireless products.

Wayne McLeod has served as a director since February 2005 and Chair of our Board since August 2005. Mr. McLeod served as President, Chief Executive Officer and Chairman of CCL Industries during his term there from 1980-1999. He is currently a member of the Boards of Directors of Morguard Corp., Turbo Genset Inc., Richards Packaging Inc. and Atlas Cold Storage, all listed on the Toronto Stock Exchange. He also serves on the Boards of CanWest Mediaworks Inc., New Flyer Industries Inc. and the Institute of Corporate Directors.

William Brock has served as a director since October 2001. Mr. Brock retired from The Toronto-Dominion Bank in January 2000 as Deputy Chairman and Director, after a career of 37 years. From March 2000 to February 2001, he was President and CEO of Dover Industries, a Toronto Stock Exchange listed company, which manufactures ice cream cones, flour, and assorted disposable fast food paper products. Presently, he is also a director of Empire Company Limited; a trustee of Crombie REIT, a real estate investment trust; a director of Atlas Cold Storage, a cold storage company; and a trustee of Atlas Cold Storage Income Trust.

Blair Hendrix has served as a director since July 2001. Mr. Hendrix joined Bain Capital, LLC, a private equity investment firm, in 2000 as a Vice President and currently serves as an Executive Vice President of Bain Capital. Prior to joining Bain Capital he was Executive Vice President and Chief Operating Officer of DigiTrace, Inc., a medical technology and service company. Previously Mr. Hendrix was a management consultant with Corporate Decisions, Inc. (now Mercer Management Consulting), working in the specialty manufacturing, retail and healthcare industries. Mr. Hendrix also serves as a director of Keystone Automotive Operations, Inc. and Innophos, Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

During fiscal 2005, the Board held ten (10) meetings. The Board has determined that each of Stephen Adamson, William Brock, Thomas Cowan, Blair Hendrix and Wayne McLeod is an “independent director” as defined in Rule 4200 of the National Association of Securities Dealers’ (“NASD”) listing standards.

Stockholders may communicate directly with the Board of Directors by writing to: Board of Directors, SMTC Corporation, 635 Hood Road, Markham Ontario, Canada L3R 4N6. These communications will be reviewed by the Investor Relations department, who will determine how to handle them. A stockholder wishing to communicate only with the non-management members of the Board may address the communication to “Non-Management Directors, c/o Board of Directors” at the address above. These communications will be handled by a member of the Nominating and Governance Committee. Finally, communications can be sent directly to individual directors by addressing letters to their individual name, c/o the Board of Directors, at the address above. Board members are invited to attend the annual meeting. Two (2) directors attended the Company’s previous annual meeting, held on May 24, 2005.

The Board has three standing committees: the Nominating and Governance Committee, the Audit Committee and the Compensation and Management Development Committee.

The Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors consists of William Brock, Blair Hendrix and Wayne McLeod. In February 2005 Mr. McLeod became a member of the Nominating and Governance Committee, replacing Mark Benham, who resigned as a director. The Nominating and Governance Committee (i) identifies individuals qualified to become members of the Board, (ii) selects, or recommends that the Board select, the director nominees for the next annual meeting of stockholders, (iii) develops and recommends to the Board a set of corporate governance principles applicable to the Company and (iv) oversees the evaluation of the Board and its dealings with management and the committees of the Board. During 2005, the mandate of the Nominating and Governance Committee was undertaken by the full Board of Directors. Accordingly, the Nominating and Governance Committee did not meet in separate session during 2005.

The Board approved a written charter for the Nominating and Governance Committee in April 2004, which is available on the Company’s website at www.smtc.com. All of the Nominating and Governance Committee’s members are “independent directors” as defined in Rule 4200 of the NASD’s listing standards and as required by Rule 4350(c)(4) of the NASD’s listing standards.

The Nominating and Governance Committee considers, among others, the following characteristics and qualities when proposing a nominee for the Board of Directors:

•	Personal qualities, including leadership, character, judgment and integrity;

•	Relevant business and personal experience in such areas as business, the electronic manufacturing services industry, finance, accounting, marketing and other relevant fields;

•	Ability to commit the time necessary to prepare for, and participate in, Board and committee meetings; and

•	Whether the candidate enhances the diversity of skills and experiences of the members of the Board generally.

The Nominating and Governance Committee believes it is important that the Company have directors with extensive and relevant business experience as well as experience in finance and accounting generally.

The Nominating and Governance Committee will consider and evaluate up to two director candidates recommended by stockholders for inclusion on the slate of directors nominated by the Board. A stockholder or group of stockholders that, individually or as a group, has beneficially owned at least 5% of the Company’s shares for at least one year may submit one candidate for the committee’s consideration. If the committee receives more than two submissions, it will consider the submissions put forth by the two nominating stockholders who beneficially own the most shares. Stockholders wishing to recommend a candidate must submit the recommendation no later than 120 days before the anniversary of the date that the proxy statement for the previous year’s annual meeting was first mailed to stockholders. Each nominating stockholder must submit the number of shares it beneficially owns, and a representation that it meets the ownership requirements described above and will continue to hold any shares owned at least through the date of the next annual meeting at which directors are elected. In addition, a nominating stockholder will be required to furnish certain information with respect to the nominees and the nominee must submit certain written representations. Stockholders who wish to recommend candidates to the Nominating and Governance Committee may obtain more information about the process by contacting the Company’s Investor Relations Department at 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

The Nominating and Governance Committee will consider and evaluate candidates recommended by stockholders on the same basis as candidates recommended by other sources. The Nominating and Governance Committee identifies candidates for director through a variety of formal and informal channels, most notably the business networks of the members of the Board and management.

The Audit Committee

The Audit Committee, which met four (4) times in fiscal 2005, consists of William Brock, Thomas Cowan and Wayne McLeod. The Board has determined that Mr. Brock is a “financial expert”. In February 2005, Mr. McLeod became a member of the Audit Committee. All Audit Committee members, including Mr. Brock, are “independent directors” as defined in Rule 4200 of the NASD’s listing standards and Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934, and as required by Rule 4350(d)(2)(A) of the NASD’s listing standards.

The Audit Committee (i) appoints, oversees and replaces, if necessary, the Company’s independent auditor, (ii) assists the Board of Director’s oversight of the preparation of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor and (iii) prepares the Audit Committee Report included in this proxy statement.

The Board adopted and approved a revised written charter for the Audit Committee in April 2004, and the Audit Committee evaluates its sufficiency on an annual basis.

The Compensation and Management Development Committee

The Compensation and Management Development Committee currently consists of Stephen Adamson, Blair Hendrix and William Brock. All of the Compensation and Management Development Committee’s members are “independent directors” as defined in Rule 4200 of the NASD’s listing standards and as required by Rule 4350(c)(3) of the NASD’s listing standards.

The Compensation and Management Development Committee met one (1) time in separate session in fiscal 2005. The general duties of the Compensation and Management Development Committee are (i) to provide a general review of the Company’s compensation and benefit plans and (ii) to review and establish compensation practices and policies for the officers of the Company.

COMPENSATION OF DIRECTORS

In September 2004, the Board approved a revised compensation plan effective January 1, 2005 for independent directors (the “2005 Compensation Plan”). Pursuant to the 2005 Compensation Plan, we pay each independent director a $40,000 base fee per year for serving on our Board, meeting fees of $600 for Board or committee conference calls and $1,200 for full Board meetings or committee meetings. A minimum of $25,000 of the annual base fee is paid in the form of shares of common stock or deferred share units until a $100,000 threshold is attained. Members of the Audit Committee receive an annual retainer of $4,000, with the Chairman of the Audit Committee receiving an additional annual retainer of $2,000. Members of other committees receive an annual retainer of $2,000, with the respective Chairman of each committee receiving an additional annual retainer of $3,000.

We pay no additional remuneration to our employees for serving as directors or on committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists between any member of the Company’s Board or Compensation and Management Development Committee and any member of the Board of Directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of SMTC’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors currently consists of three directors, William Brock, Thomas Cowan and Wayne McLeod. The duties of the Audit Committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, the independence of the auditors, changes in the accounting principles applied to the presentation of the Company’s financial statements, and any comments by the independent auditors on the Company’s policies and procedures with respect to internal accounting, auditing and financial controls, (ii) to review the consistency and reasonableness of the financial statements contained in the Company’s quarterly and annual reports prior to filing them with the Securities and Exchange Commission (or with any other regulatory authority) and discuss the results of these quarterly reviews, annual audits and any other matters required to be communicated with the independent auditors under generally accepted auditing standards and (iii) to select the Company’s independent auditors and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor. The Board of Directors has adopted a written charter of the Audit Committee, the sufficiency of which is evaluated each year by the Audit Committee.

Consistent with its duties, the Audit Committee has reviewed and discussed with the Company’s management the audited financial statements for the year ended December 31, 2005. KPMG LLP issued their unqualified report dated March 29, 2006 on SMTC’s financial statements.

The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG LLP its independence as an auditor.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that SMTC’s audited financial statements for the year ended December 31, 2005 be included in the Annual Report on Form 10-K for the fiscal year then ended.

By the Audit Committee of the Board of Directors:

William Brock

Thomas Cowan

Wayne McLeod

March 2006

RELATED PARTY TRANSACTIONS

Stockholders Agreement

Certain of our current stockholders and optionholders are parties to a stockholders agreement that, among other things, provides for registration rights and contains provisions regarding the transfer of shares.

Directors’ Relationships with Major Stockholders

One of our current directors, Blair Hendrix, is affiliated with a stockholder that beneficially owns greater than 5% of our common stock, the Bain Capital Funds.

Purchases from an Affiliate of Major Stockholders

Investment funds affiliated with Bain Capital are also stockholders of DDi Corp., one of our suppliers. Our transactions with DDi Corp., which totaled approximately $713,000.00 in 2005, are on equivalent terms as those with our other suppliers.

Employment Arrangements

The Company and John Caldwell have entered into an employment agreement, and the Company and Jane Todd are party to an employment letter. Steven Hoffrogge and Don Simpson have written employment arrangements with the Company. The Company previously had written terms of employment with Patrick Dunne, whose employment with the Company terminated on December 13, 2005. Each of these employment arrangements is more fully described under “Employment Arrangements.”

SECURITIES OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 22, 2006, information regarding beneficial ownership. The table sets forth the number of shares beneficially owned and the percentage ownership for:

•	each person who is known by us to own beneficially more than 5% of our outstanding shares of common stock;

•	each executive officer named in our summary compensation table and each director; and

•	all executive officers and directors as a group.

As of March 22, 2006, our outstanding equity securities (including exchangeable shares of our subsidiary, SMTC Canada, other than holdings of SMTC Nova Scotia Company, a subsidiary of SMTC Canada) consisted of 14,641,332 shares.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains a mailing address of c/o SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 22, 2006 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

	Shares Beneficially Owned				Percentage of Shares Beneficially Owned(*)
Name and Address	Shares		Options/ Warrants	Total
Principal Stockholders:
Bain Capital Funds(1)(2) c/o Bain Capital, LLC 111 Huntington Avenue Boston, Massachusetts 02199	767,627		—	767,627	5.14%
Caisse de dépôt et placement du Québec(3) 1000 place Jean-Paul-Riopelle Montréal, Québec, Canada, H2Z 2B3	2,550,000		—	2,550,000	17.07%
Silver Point Capital, L.P, Edward A. Mule, and Robert J. O’Shea(4) Two Greenwich Plaza, 1st Floor Greenwich, CT 06830	1,093,771		—	1,093,771	7.32%

Directors and Executive Officers:
John Caldwell(5)	—		249,400	249,400	1.67%
Jane Todd	—		20,000	20,000	0.14%
Patrick Dunne(6)	16,814	(7)	—	16,814	0.11%
Steven G. Hoffrogge	3,200		29,500	32,700	0.22%
Don G. Simpson	—		7,813	7,813	0.05%
Blair Hendrix	—		—	—	—
William Brock	—		7,000	7,000	#
Stephen Adamson(1)(8)	696,185		—	696,185	4.75%
Thomas Cowan	—		3,000	3,000	#
Wayne McLeod	5,000	(9)	—	5,000	#
All Directors and executive officers as a group (10 persons)	721,199		316,713	1,037,912	6.94%

*	The number of shares of common stock deemed outstanding on March 22, 2006 with respect to a person or group includes (a) 14,641,332 shares outstanding on such date (including shares of common stock issuable upon exchange of exchangeable shares of our subsidiary, SMTC Canada, other than exchangeable shares held by SMTC Nova Scotia Company, a subsidiary of SMTC Canada) and (b) all options that are currently exercisable or will be exercisable within 60 days of March 22, 2006 by the person or group in question.
#	Represents an amount less than 1.0% of shares outstanding.
(1)	The shares of common stock included in the table include shares held through investment in EMSIcon Investments, LLC. Each member of EMSIcon Investments, LLC has sole voting and investment power as to shares held on such member’s behalf by EMSIcon Investments, LLC.
(2)	Includes shares of common stock held by Bain Capital Fund VI, L.P., (“Fund VI”); BCIP Associates II (“BCIP II”), BCIP Associates II-B (“BCIP II-B”), BCIP Associates II-C (“BCIP II-C”); Sankaty High Yield Asset Partners, L.P. (“Sankaty”); Bain Capital V Mezzanine Fund, L.P. (“Mezzanine”); BCM Capital Partners, L.P. (“BCM”); and BCIP Trust Associates II ((“BCIP Trust II”) and collectively with Fund VI, BCIP II, BCIP II-B, BCIP II-C, Sankaty, Mezzanine and BCM, the “Bain Capital Funds”).
(3)	Holdings as of December 31, 2004 as reported on Schedule 13G/A filed with the Securities and Exchange Commission on February 7, 2005. The holder reports having sole power to vote or direct the vote and dispose or direct the disposition of all such shares.
(4)	Holdings as of June 1, 2005 as reported on Schedule 13G filed with the Securities and Exchange Commission on June 22, 2005 jointly by Silver Point Capital, L.P., Edward A. Mule and Robert J. O’Shea. These entities report each having shared power to vote or to direct the vote of all of such shares of common stock and shared power to dispose or direct the disposition of all of such shares.

(5)	Includes options to purchase 153,000 shares of the Company’s common stock, options to purchase 50,000 exchangeable shares of SMTC Canada, and warrants to purchase 46,400 exchangeable shares of SMTC Canada.
(6)	Patrick Dunne’s employment with the Company terminated on December 13, 2005.
(7)	400 of such shares are common stock of the Company and 16,414 of such shares are exchangeable shares of SMTC Canada. Subject to applicable legal requirements, the exchangeable shares of SMTC Canada are exchangeable on a one-for-one basis for shares of common stock of SMTC at the option of the holder. Share ownership reported for Mr. Dunne is based upon figures known by the Company as of April 13, 2005.
(8)	Mr. Adamson is a managing member of Celerity EMSIcon, LLC and accordingly may be deemed to beneficially own shares owned by Celerity EMSIcon, LLC, which is a member of EMSIcon Investments, LLC. Mr. Adamson disclaims beneficial ownership of any such shares in which he does not have a pecuniary interest. The address for Mr. Adamson is c/o Celerity Partners, 11111 Santa Monica Boulevard, Suite 1127, Los Angeles, California 90025.
(9)	Represents 5,000 exchangeable shares of SMTC Canada. Subject to applicable legal requirements, the exchangeable shares of SMTC Canada are exchangeable on a one-for-one basis for shares of common stock of SMTC at the option of the holder.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation And Management Development Committee Report

Notwithstanding anything to the contrary set forth in any of SMTC’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report and the performance graph on page 22 shall not be incorporated by reference into any such filings.

The Compensation and Management Development Committee is currently composed of three directors: Stephen Adamson, William Brock and Blair Hendrix. The Compensation and Management Development Committee is responsible for providing a general review of the Company’s compensation and benefit plans to ensure that they meet corporate objectives, reviewing the Chief Executive Officer’s recommendations on compensation of all officers, adopting and changing major compensation policies and practices, reporting its recommendations to the whole Board of Directors for approval and authorization and administering the Company’s stock plans. The Compensation and Management Development Committee also has the power to select directors and officers to receive awards under the SMTC Corporation/SMTC Manufacturing Corporation of Canada 2000 Equity Incentive Plan. No member of this committee was an officer or employee of SMTC during fiscal 2005 and all members are “independent directors” as defined in Rule 4200 of the NASD’s listing standards and as required by Rule 4350(c)(3) of the NASD’s listing standards.

Compensation Philosophy.    SMTC has developed and implemented compensation policies and plans that seek to align the financial interests of SMTC’s senior management with the interests of its stockholders. SMTC seeks to reward performance in those quantitative areas believed to be important to the long-term interests of stockholders, namely enhanced profitability, return on invested capital and the successful development and implementation of the Company’s strategic and operating plans. SMTC believes that any success in these quantitative areas also evidences success in qualitative areas relating to the work environment for SMTC employees, employee training and employee opportunity for advancement.

SMTC seeks to provide total compensation packages that will attract the best talent to SMTC, motivate individuals to perform at their highest levels, reward outstanding performance and retain executives whose skills are critical for building long-term stockholder value.

Elements of Compensation.    The guiding principle of the Compensation and Management Development Committee is to provide the Company’s senior management with competitive compensation opportunities based upon their contributions to the financial success of the Company and their personal performance. It is the Compensation and Management Development Committee’s objective to make a portion of senior management’s compensation contingent upon the Company’s performance as well as upon his or her own level of performance. Accordingly, the compensation package for senior management is generally comprised of three components: (i) base salary, which reflects individual performance and is designed to be competitive with salary levels in the industry, (ii) annual performance awards payable in cash and tied to the Company’s achievement of financial performance targets and individual performance and (iii) long-term stock-based incentive awards, which strengthen the alignment of interests between the executive officers and the Company’s stockholders.

General.    With respect to SMTC’s senior management, compensation is determined in consultation with the Compensation and Management Development Committee by the President and Chief Executive Officer. Compensation of all senior management, including that of officers party to employment agreements, including the Chief Executive Officer, is or has been founded on the policies and general guidelines described below. SMTC’s officers serve at the pleasure of the Board.

Base Salary.    The base salaries for officers are determined on the basis of the following factors: experience, personal performance, salary levels for comparable positions within and without the industry and changes from year to year in an officer’s functional responsibilities. The weight given to each of these factors varies from individual to individual.

Performance Awards.    Bonuses may be earned by executive officers on the basis of the Company’s achievement of certain corporate financial performance goals established for each fiscal year and individual performance.

Long-Term Compensation.    Executive long term compensation is comprised of grants of stock options under the SMTC Corporation/SMTC Manufacturing Corporation of Canada 2000 Equity Incentive Plan (the “Plan”). Stock option grants are considered on an annual basis and are awarded at the Board’s discretion. Stock options are intended to offer an equity incentive for superior performance and to foster the retention of key personnel through awards structured to vest and become exercisable over time, provided that the individual remains employed by SMTC. There is no set formula for the award of options. Factors considered in making option awards to employees and executives of SMTC generally include the importance of retaining such individual’s services, such employee’s potential to contribute to the success of SMTC and such employee’s past contributions to SMTC. The actual options granted in fiscal 2005 to each of the named executive officers is indicated in the table labeled “Option Grants in Fiscal 2005” appearing on page 20 of this proxy statement.

Employment Agreements with Executive Officers.    John Caldwell is party to an employment agreement with the Company. His employment agreement provides for a base salary and eligibility for a performance based bonus. Jane Todd is party to an employment letter with the Company, and Steven Hoffrogge and Don Simpson have written employment arrangements with the Company. The Company previously had written terms of employment with Patrick Dunne, whose employment with the Company terminated on December 13, 2005. Through the payment of annual bonuses, the compensation of each of such officer, including that of the Chief Executive Officer, has been tied to corporate performance. For details regarding these employment arrangements, see “Employment Arrangements” on page 19 of this proxy statement.

Compensation and Management Development Committee

Stephen Adamson

William Brock

Blair Hendrix

Executive Compensation

The following table sets forth information concerning the compensation for the years ended December 31, 2005, 2004 and 2003 for our chief executive officer, chief financial officer and our two other most highly compensated executive officers at the end of our last fiscal year and one additional person who served as an executive officer for a portion of 2005. For ease of reference, we collectively refer to these executive officers throughout this section and elsewhere in this proxy statement as our “named executive officers.”

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)	Securities Underlying Options (#) (1)		All Other Compensation ($)
John Caldwell(2) President and Chief Executive Officer	2005 2004 2003	416,047 403,669 67,282	155,820 — —	— — —	200,000 200,000 3,000	(3) (4) (5)	29,718 27,692 75,385	(6)

Jane Todd(7) Chief Financial Officer, Senior Vice President, Finance	2005 2004 2003	193,990 86,908 —	37,807 — —	— — —	50,000 30,000 —	(8) (9)	11,887 5,535 —

Steven G. Hoffrogge Senior Vice President, Business Development	2005 2004 2003	201,339 207,400 150,000	37,807 — 14,400	— — —	50,000 30,000 —	(10) (11)	12,080 117,700 8,400	(12)

Don G. Simpson Senior Vice President, Manufacturing and Engineering	2005 2004 2003	151,565 136,686 100,000	7,739 14,955 —	— — —	20,000 — —	(13)	— — —

Patrick Dunne(14) Senior Vice President, Operations	2005 2004 2003	229,204 233,311 239,821	38,175 50,000 —	— — —	50,000 30,000 —	(15) (16)	19,515 6,000 —

(1)	The Company effected a one-for-five reverse split of its common stock on October 4, 2004. Option grants prior to this date have been restated on a post-reverse split basis in this table.
(2)	Mr. Caldwell became the President & Chief Executive Officer of the Company on October 16, 2003.
(3)	Represents options to purchase 200,000 Exchangeable Shares of SMTC Canada at an exercise price of CDN$1.53.
(4)	Represents options to purchase 200,000 shares of the Company’s common stock at an exercise price of $1.55 per share.
(5)	Represents options to purchase 3,000 shares of the Company’s common stock at an exercise price of $3.75 per share. These options were granted to Mr. Caldwell in consideration for his service as an independent director not affiliated with any of the Company’s major stockholders, and prior to the time he became President and Chief Executive Officer of the Company.
(6)	Prior to becoming the Company’s President & Chief Executive Officer, Mr. Caldwell received compensation for service on the Company’s Board of Directors and its related committees, consistent with the Company’s compensation policy for independent directors in place at that time. In addition, we paid Mr. Caldwell at a rate of $250.00 per hour for his service as chairman of the Board’s Special Restructuring Committee prior to his employment by the Company.

(7)	Ms. Todd joined the Company as its Chief Financial Officer and Senior Vice President, Finance on July 5, 2004.
(8)	Represents options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.17 per share.
(9)	Represents options to purchase 30,000 shares of the Company’s common stock at an exercise price of $2.75 per share.
(10)	Represents options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.17 per share.
(11)	Represents options to purchase 30,000 shares of the Company’s common stock at an exercise price of $4.00 per share.
(12)	Includes $100,000 in compensation paid to Mr. Hoffrogge in connection with his move to Canada in 2004.
(13)	Represents options to purchase 20,000 shares of the Company’s common stock at an exercise price of $1.17 per share.
(14)	Mr. Dunne’s employment with the Company terminated on December 13, 2005.
(15)	Represents options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.17 per share, which have all expired pursuant to their terms.
(16)	Represents options to purchase 30,000 shares of the Company’s common stock at an exercise price of $1.55 per share, which have all expired pursuant to their terms.

Employment Arrangements

John Caldwell is currently employed as our President and Chief Executive Officer pursuant to an employment agreement and other related agreements with the Company’s wholly owned subsidiary, SMTC Manufacturing Corporation of Canada. Each of these agreements is dated February 7, 2005. Under the terms of the agreements, Mr. Caldwell is entitled to an annual base salary of Cdn$504,000, which may be increased by the Board of Directors. Mr. Caldwell is also entitled to a car allowance. In the event that the Company meets certain financial targets, Mr. Caldwell is entitled to an annual bonus equal to his then current base salary, or a higher amount determined by the Board of Directors if the Company exceeds the specified EBITDA targets. In the event that the Company’s performance is greater than 90% but less than 100% of the EBITDA target, Mr. Caldwell is entitled to a reduced bonus. Bonus amounts may be paid through the grant of fully vested deferred share units, each of which will be equivalent to the fair market value of a single share of the Company’s common stock, at the discretion of the Board of Directors. In the event that Mr. Caldwell is terminated without cause or, following a change of control, is terminated without cause or constructively discharged, he is entitled to a lump sum payment of two years base salary and target bonus. The employment agreement provides for customary non-competition and non-solicitation provisions which continue during the term of the agreement and for two years from the date of termination. Pursuant to a deferred share units agreement, within 60 days following the termination of his employment (or within 10 days following a change of control), Mr. Caldwell is entitled to a payment in the amount of the fair market value of 66,000 shares of the Company’s common stock.

Mr. Caldwell was previously party to an employment agreement dated October 16, 2003, which was initially effective until February 16, 2004 and was extended to June 30, 2004 and month to month thereafter by mutual agreement of the parties. Under the prior employment agreement, Mr. Caldwell received a salary of Cdn$45,000 per month and was eligible for a bonus at the sole discretion of the Board.

Jane Todd is currently employed as our Chief Financial Officer and Senior Vice President, Finance pursuant to an employment letter dated June 24, 2004. Under the terms of the employment letter, Ms. Todd’s compensation consists of a base salary, an annual incentive award, a long term incentive award and other fringe benefits and perquisites. Ms. Todd is currently entitled to an annual base salary of Cdn$245,000, a monthly car allowance and participation in an executive benefit program. Her annual incentive award is primarily based upon achievement of specific revenue and earnings targets for the year and specific priorities established by mutual agreement. The annual target bonus is 50% of Ms. Todd’s base salary and is based upon achievement of budgeted annual financial performance and individual performance. Ms. Todd’s long term incentive is through the Company’s stock option plan. In the event of termination other than for cause, Ms. Todd is entitled to the higher of (i) salary continuance for twelve months or (ii) salary continuance of one month for every year of service to a maximum of eighteen months after eighteen or more years of service.

On April 12, 2005, the Company finalized the terms of employment for Steven G. Hoffrogge, who serves as the Company’s Senior Vice President, Business Development. Under the terms of his employment, Mr. Hoffrogge’s compensation consists of a base salary, an annual incentive award, a long term incentive award and other fringe benefits and perquisites. Mr. Hoffrogge is currently entitled to an annual base salary of US$208,000, a monthly car allowance and participation in an executive benefit program. The annual incentive award is primarily based upon achievement of specific revenue and earnings targets for the year. Mr. Hoffrogge’s long term incentive is through the Company’s stock option plan. In the event of termination other than for cause, Mr. Hoffrogge is entitled to receive salary continuance for twelve months.

On December 14, 2005, Don Simpson assumed the position of Senior Vice President Manufacturing and Engineering. Under the terms of his employment, Mr. Simpson’s compensation consists of a base salary, an annual incentive award, a long term incentive award and other fringe benefits and perquisites. Mr. Simpson is entitled to an annual base salary of Cdn$210,000 and a monthly car allowance. His annual incentive award is primarily based upon achievement of financial performance targets by the Company for the year and individual performance. Mr. Simpson’s long term incentive is through the Company’s stock option plan. In the event of termination other than for cause, Mr. Simpson will be entitled to the higher of (i) salary continuance for twelve months or (ii) salary continuance of one month for every year of service to a maximum of eighteen months after ten or more years of service.

Patrick Dunne was employed as the Company’s Senior Vice President, Operations until December 13, 2005. Under the terms of his employment, Mr. Dunne’s compensation consisted of a base salary, an annual incentive award, a long term incentive award and other fringe benefits and perquisites. Mr. Dunne was entitled to an annual base salary of US$225,000, a monthly car allowance and participation in an executive benefit program. His annual incentive award was primarily based upon achievement of specific revenue and earnings targets for the year and specific priorities established by mutual agreement. The annual target bonus was 45% of Mr. Dunne’s base salary, with the bonus payable in cash or equivalent value in stock options. Mr. Dunne’s long term incentive was through the Company’s stock option plan. In the event of termination other than for cause, Mr. Dunne was entitled to the higher of (i) salary continuance for twelve months or (ii) salary continuance of one month for every year of service to a maximum of eighteen months after eighteen or more years of service. Under the terms of his employment, Mr. Dunne will receive salary continuance for up to twelve months following his departure, subject to certain terms and conditions.

Option Grants in Last Fiscal Year

The following table sets forth information concerning grants of options to purchase shares of our common stock made to the named executive officers during the fiscal year ended December 31, 2005.

OPTION GRANTS IN FISCAL 2005

	Individual Grants
	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal 2005 (%)	Exercise Price Per Share ($)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name						5% ($)	10% ($)
John Caldwell	200,000		48.8	1.32	3/15/2015	165,470.13	419,333.79
Jane Todd	50,000		12.2	1.17	3/15/2015	36,790.34	93,233.93
Steven G. Hoffrogge	50,000		12.2	1.17	3/15/2015	36,790.34	93,233.93
Don G. Simpson	20,000		4.8	1.17	3/15/2015	14,716.13	37,293.57
Patrick Dunne	50,000	(1)	12.2	1.17	3/15/2015	36,790.34	93,233.93

(1)	All of such options have expired pursuant to their terms.

Option Exercises In Last Fiscal Year And Fiscal Year-end Option Values

The following table sets forth information for the named executive officers concerning stock option exercises during out last fiscal year.

AGGREGATED OPTION EXERCISES IN FISCAL 2005

AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Fiscal Year-End (Exercisable/Unexercisable) (#)		Value of Unexercised In-The-Money Options At Fiscal Year-End (Exercisable/Unexercisable) ($)(1)
John Caldwell	—	—	153,000/250,000		0/54,000
Jane Todd	—	—	7,500/72,500		0/10,500
Steven G. Hoffrogge	—	—	9,250/72,750		0/10,500
Don G. Simpson	—	—	2,438/20,563		0/4,200
Patrick Dunne	—	—	13,188/0	(2)	0/0

(1)	The closing price of SMTC’s common stock on December 30, 2005, the last trading day of fiscal 2005, was $1.38.
(2)	Unexercisable options held by Mr. Dunne on the date of termination of his employment, December 13, 2005, expired on such date pursuant to their terms.

STOCK PERFORMANCE GRAPH

The following graph sets forth the Company’s total cumulative stockholder return as compared to the Nasdaq Composite Index and a peer group chosen by the Company for fiscal 2005 (the “Peer Group”). The Peer Group is comprised of the following companies: Benchmark Electronics, Inc., Celestica Inc., Flextronics International Ltd., Jabil Circuit, Inc., PEMSTAR Inc., Plexus Corp. Sanmina-Sci Corporation, SMTC Corporation, Solectron Corporation and Suntron Corporation.

The total stockholder return assumes $100 invested on December 31, 2000 in Common Stock of the Company, the Nasdaq Composite Index and the Peer Group of companies that, like the Company, (i) are publicly-traded and (ii) are mid-tier providers of advanced electronics manufacturing services. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future price performance.

COMPARE CUMULATIVE TOTAL RETURN

AMONG SMTC CORPORATION

NASDAQ COMPOSITE INDEX AND PEER GROUP INDEX

INDEPENDENT AUDITORS

The Audit Committee, has selected KPMG LLP as independent auditors for the year ending December 31, 2006. KPMG LLP acted as independent auditors for SMTC for the year ended December 31, 2005.

Fees to SMTC for professional services rendered by KPMG LLP during fiscal 2004 and fiscal 2005 were as follows: Audit Fees: US$796,000 for fiscal 2004 and US$729,317 for fiscal 2005; Audit Related Fees: $0 for fiscal 2004 and US$1,653 for fiscal 2005; Tax Fees: US$59,000 for fiscal 2004 and US$7,900 for fiscal 2005, which were in connection with tax compliance matters including the preparation of tax returns; and All Other Fees: $0 for fiscal 2004 and $0 for fiscal 2005.

In April 2004, the Board adopted an Audit and Non-Audit Services Pre-Approval Policy for the Audit Committee. Under the policy, the Audit Committee has pre-approved certain audit and audit related services, tax services and other services. The Audit Committee has determined that the provision of those services that are pre-approved in the policy will not impair the independence of the auditor. The provision of services by the auditor which are not pre-approved in the policy are subject to separate pre-approval by the Audit Committee. The policy also pre-approved certain specified fee levels for the specific services. Payments in excess of these specified levels are subject to separate pre-approval by the Audit Committee.

The Audit Committee has considered whether KPMG LLP’s provision of non-audit services is compatible with its independence. We expect that representatives from KPMG LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

ADDITIONAL INFORMATION

Stockholder Proposals

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by SMTC for inclusion in the proxy material for SMTC’s 2007 Annual Meeting of Stockholders, they must be received by the Secretary of SMTC on or before December 19, 2006 at its principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

For proposals that Stockholders intend to present at the 2007 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Exchange Act, unless the Stockholder notifies SMTC of such intent on or before March 3, 2007, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting.

Notwithstanding the foregoing, our Amended and Restated By-Laws set forth procedures Stockholders must comply with to make nominations for election to the Board of Directors. Such nominations must be made by notice in writing delivered or mailed to the Secretary of SMTC and received at SMTC’s principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6 not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. If the annual meeting is not held within 30 days before or after such anniversary date, then such nomination must have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of SMTC beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the Stockholder giving the notice (i) the name and address, as they appear on SMTC’s books, of such Stockholder and (ii) the class and number of shares of SMTC that are beneficially owned by such Stockholder. SMTC may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of SMTC. If such procedures are not complied with, the chairman of the meeting may determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and the defective nomination will be disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than ten percent of the Company’s Common Stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) on Forms 3, 4 and 5. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based on the Company’s review of copies of such forms it has received from its executive officers, directors and greater than ten-percent beneficial owners, the Company believes that during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its Reporting Persons were met in a timely manner, except for the following instances: (1) Mr. Caldwell did not timely file a Form 4 on three occasions, (2) Ms. Todd did not timely file a Form 4 on one occasion, (3) Mr. Dunne did not timely file a Form 4 on one occasion, (4) Mr. Hoffrogge did not timely file a Form 4 on one occasion and (5) Mr. McLeod did not timely file a Form 3 and Form 4, each on one occasion. Each of these Reporting Persons has subsequently filed the required reports.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

Financial Statements And Form 10-K Annual Report

SMTC’s audited financial statements for the fiscal year ended December 31, 2005 and certain other related financial and business information of SMTC are contained in SMTC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as filed by SMTC with the SEC on March 31, 2006 (including exhibits). Copies of such Annual Report on Form 10-K, including financial statements may be obtained without charge by contacting SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6, Attention: Investor Relations.

FORM OF PROXY CARD FOR SMTC CORPORATION’S 2006 ANNUAL MEETING

SMTC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SMTC

CORPORATION FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2006

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the “Company”), hereby appoints each of John Caldwell, Wayne McLeod and William Brock as proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on May 15, 2006 at 11:00 a.m. Eastern Daylight Time at The Fairmont Royal York, located at 100 Front Street West, Toronto, Ontario, Canada M5J 1E3 and all adjournments thereof (the “Annual Meeting”) and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxy will be voted FOR the nominees. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The Board of Directors recommends a vote FOR the following matter:

The Proposal

The election of two directors to Class III for a term ending 2009. INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.	FOR ☐	WITHHELD ☐	Nominees:	Stephen Adamson Thomas Cowan

PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.

I plan to attend the meeting.	☐

I do not plan to attend the meeting.	☐

Signature	Date

Signature	Date

NOTE: Please sign name exactly as it appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Notice to Exchangeable Shareholders

Our records show that you own exchangeable shares (“Exchangeable Shares”) in the capital of SMTC Manufacturing Corporation of Canada (“SMTC Canada”), a Canadian company. The Exchangeable Shares provide you with economic and voting rights which are, as nearly as practicable, equivalent to those of holders of shares of common stock of SMTC Corporation, the U.S. parent of SMTC Canada, including the right to attend and vote at meetings of the common stockholders of SMTC Corporation. SMTC Corporation (the “Company”) will be holding an annual meeting (the “Annual Meeting”) of its common stockholders on May 15, 2006 to:

1. Elect two Class III directors to serve until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified in accordance with the by-laws of the Company.

2. Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

At such Annual Meeting you will have voting rights, as described below, equal to the number of Exchangeable Shares you hold. You are permitted to instruct CIBC Mellon Trust Company, the Trustee under the Voting and Exchange Trust Agreement, as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting of SMTC Corporation. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you, or a person designated by you, a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed voting instruction card to the Trustee by 5:00 p.m., Eastern Daylight Time, on May 12, 2006. Whether or not you plan to attend, please sign, date and return the voting instruction card in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Annual Meeting.

You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated voting instruction card. No notice of revocation or later-dated voting instruction card however, will be effective unless received by the Trustee prior to 5:00 p.m., Eastern Daylight Time, on May 12, 2006.

Non-Registered Holders

Only registered holders of Exchangeable Shares of SMTC Canada are permitted to instruct the Trustee as to how to vote their Exchangeable Shares at the Annual Meeting or to attend and vote at the Annual Meeting in person or by proxy as described above. You may be a beneficial owner of Exchangeable Shares (a “Non-Registered Holder”) if your Exchangeable Shares are registered either:

(i)	in the name of an intermediary (an “Intermediary”) with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, and similar plans; or

(ii)	in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

SMTC Corporation has distributed copies of the Notice of Annual Meeting, the Proxy Statement dated April 18, 2006 and the Notice to Exchangeable Shareholders (collectively, the “Meeting Materials”) to

Intermediaries who are required to forward these Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive Meeting Materials you will be given either:

(i)	a voting instruction card which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of Exchangeable Shares beneficially owned by you but which is otherwise blank. This voting instruction card need not be signed by you. In this case, if you wish to direct the voting of the Exchangeable Shares held by you or attend and vote at the Annual Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction card and deposit it with CIBC Mellon Trust Company, Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9 or by fax to (416) 368-2502 prior to 5:00 p.m., Eastern Daylight Time, on May 12, 2006; or

(ii)	a voting instruction form which must be completed and signed by you in accordance with the directions on the voting instruction form.

The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the Exchangeable Shares you beneficially own or to attend and vote at the Annual Meeting, in person or by proxy. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies.

A Non-Registered Holder may revoke a voting instruction card/form given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a voting instruction card/form that is not received by the Intermediary at least seven days prior to the Annual Meeting.

Information relating to SMTC Corporation

Exchangeable Shares are exchangeable on a one-for-one basis for shares of common stock of SMTC Corporation and you, as a holder of Exchangeable Shares, are entitled to receive dividends from SMTC Canada payable at the same time as and equivalent to, on a per-share basis, any dividends paid by SMTC Corporation to holders of its shares of common stock. As a result of the economic and voting equivalency between the Exchangeable Shares and shares of common stock of SMTC Corporation you, as a holder of Exchangeable Shares, will have a participating interest determined by reference to SMTC Corporation not SMTC Canada. Accordingly, it is information relating to SMTC Corporation that is relevant to you and enclosed in this package is SMTC Corporation’s Proxy Statement which we urge you to read carefully.

Markham, Ontario

April 18, 2006

VOTING INSTRUCTION CARD

DIRECTION GIVEN BY REGISTERED HOLDERS OF

EXCHANGEABLE SHARES OF SMTC MANUFACTURING CORPORATION

OF CANADA FOR THE MAY 15, 2006 ANNUAL MEETING

OF STOCKHOLDERS OF SMTC CORPORATION

The undersigned, having read the Notice of Annual Meeting of Stockholders regarding the annual meeting (the “Annual Meeting”) of common stockholders of SMTC Corporation (the “Company”) to be held at The Fairmont Royal York, located at 100 Front Street West, Toronto, Ontario, Canada M5J 1E3 on Monday, May 15, 2006 at 11:00 a.m. (Eastern Daylight Time), the Proxy Statement dated April 18, 2006 and the accompanying Notice to Exchangeable Shareholders, receipt of each of which is hereby acknowledged, does hereby instruct and direct CIBC Mellon Trust Company (the “Trustee”), pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated as of July 27, 2000, among the Company, SMTC Manufacturing Corporation of Canada (“SMTC Canada”), SMTC Nova Scotia Company, and the Trustee, as follows:

(PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE FOR ITEM 1 BELOW AND AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING TO VOTE IN ITS DISCRETION.)

(PLEASE SELECT ONE OF A, B OR C)

A. ☐ Exercise	or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned’s voting rights at the Annual Meeting, or any postponement or adjournment thereof, as follows:

(PLEASE COMPLETE THE FOLLOWING ONLY IF YOU HAVE SELECTED ALTERNATIVE A.)

1.	To vote FOR ☐, AGAINST ☐ or ABSTAIN FROM VOTING ☐ or, if no specification is made, to vote FOR the election of Stephen Adamson and Thomas Cowan as Class III directors to serve until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified in accordance with the by-laws of the Company.

To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

2.	To vote, in its discretion, upon any and all matters incident to the foregoing and such other business as may legally come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

(IF YOU HAVE SELECTED ALTERNATIVE A, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS DOCUMENT.)

B. ☐ Deliver	a proxy card to the undersigned at the Annual Meeting with respect to all Exchangeable Shares of SMTC Canada held by the undersigned on the record date for the Annual Meeting so that the undersigned may exercise personally the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

(IF YOU HAVE SELECTED ALTERNATIVE B, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS DOCUMENT.)

C. ☐ Deliver	a proxy card to to attend and act for and on behalf of the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of SMTC Canada held by the undersigned on the record date for the Annual Meeting with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

(IF YOU HAVE SELECTED ALTERNATIVE C, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS DOCUMENT.)

Executed on the     day of             , 2006.

Signature:

Print Name:

Signature:

Print Name:

NOTES:

(1)	A shareholder has the right to appoint a person to represent him/her at the Annual Meeting by inserting in the space provided in Alternative C the name of the person the shareholder wishes to appoint. Such person need not be a shareholder.
(2)	To be valid, this voting instruction card must be signed and deposited with CIBC Mellon Trust Company, Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9 in the enclosed return envelope or by fax to (416) 368-2502 prior to 5:00 p.m., Eastern Daylight Time, on Friday, May 12, 2006 or, if the Annual Meeting is adjourned, 48 hours (excluding weekends and holidays) before any adjourned Annual Meeting.
(3)	If an individual, please sign exactly as your Exchangeable Shares are registered.

If the shareholder is a corporation, this voting instruction card must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed.

If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided. This voting instruction card must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to this voting instruction card.

In many cases, Exchangeable Shares beneficially owned by a holder (a “Non-Registered Holder”) are registered in the name of a securities dealer or broker or other intermediary, or clearing agency. Non-Registered Holders should, in particular, review the section entitled “Non-Registered Holders” in the accompanying Notice to Exchangeable Shareholders and carefully follow the instructions of their intermediaries.

(4)	If a share is held by two or more persons, each should sign this voting instruction card.
(5)	If this voting instruction card is not dated in the space provided, it is deemed to bear the date on which it is mailed by the shareholder.